Risk Management Activities	12 Months Ended
Dec. 31, 2024
Financial Instruments [Abstract]
Risk Management Activities	Risk Management Activities
A. Risk Management Strategy
The Company is exposed to market risk from changes in commodity prices, foreign exchange rates, interest rates, credit risk and liquidity risk. These risks affect the Company’s earnings and the value of associated financial instruments that the Company holds. In certain cases, the Company seeks to minimize the effects of these risks by using derivatives to hedge its risk exposures. The Company’s risk management strategy, policies and controls are designed to ensure that the risks it assumes comply with the Company’s internal objectives and risk tolerance.
The Company has two primary streams of risk management activities: (i) financial exposure management; and (ii) commodity exposure management. Within these activities, risks identified for management include commodity risk, interest rate risk, liquidity risk, equity price risk and foreign currency risk.
The Company seeks to minimize the effects of commodity risk, interest rate risk and foreign currency risk by using derivative financial instruments to hedge risk exposures. Of these derivatives, the Company may apply hedge accounting to those hedging commodity price risk, interest rate risk and foreign currency risk.
The use of financial derivatives is governed by the Company’s policies approved by the Board, which provide written principles on commodity risk, interest rate risk, liquidity risk, equity price risk and foreign currency risk, as well as the use of financial derivatives and non-derivative financial instruments.
Liquidity risk, credit risk and equity price risk are managed through means other than derivatives or hedge accounting.
The Company enters into various derivative transactions as well as other contracting activities that do not qualify for hedge accounting or where a choice was made not to apply hedge accounting. As a result, the related assets and liabilities are classified as derivatives at fair value through profit and loss. The net realized and unrealized gains or losses from changes in the fair value of these derivatives are reported in net earnings in the period the change occurs.
The Company designates certain derivatives as hedging instruments to hedge commodity price risk, foreign currency exchange risk in cash flow hedges and hedges of net investments in foreign operations. Hedges of foreign exchange risk on firm commitments are accounted for as cash flow hedges.
At the inception of the hedge relationship, the Company documents the relationship between the hedging instrument and the hedged item, along with its risk management objectives and its strategy for undertaking various hedge transactions. At the inception of the hedge and on an ongoing basis, the Company also documents whether the hedging instrument is effective in offsetting changes in fair values or cash flows of the hedged item attributable to the hedged risk, which is when the hedging relationships meet all of the following hedge effectiveness requirements:
•There is an economic relationship between the hedged item and the hedging instrument;
•The effect of credit risk does not dominate the value changes that result from that economic relationship; and
•The hedge ratio of the hedging relationship is the same as that resulting from the quantity of the hedged item that the Company actually hedges and the quantity of the hedging instrument that the entity actually uses to hedge that quantity of hedged item.
If a hedging relationship ceases to meet the hedge effectiveness requirement relating to the hedge ratio, but the risk management objective for that designated hedging relationship remains the same, the Company adjusts the hedge ratio of the hedging relationship so that it continues to meet the qualifying criteria.
B. Net Risk Management Assets and Liabilities
Aggregate net risk management assets (liabilities) are as follows:

As at Dec. 31, 2024
	Cash flow hedges	Not designated as a hedge	Total
Commodity risk management
Current	45	8	53
Long-term	—	(220)	(220)
Net commodity risk management assets (liabilities)	45	(212)	(167)
Other
Current	—	(12)	(12)
Long-term	—	8	8
Net other risk management liabilities	—	(4)	(4)
Total net risk management assets (liabilities)	45	(216)	(171)

As at Dec. 31, 2023
	Cash flow hedges	Not designated as a hedge	Total
Commodity risk management
Current	(125)	(53)	(178)
Long-term	(80)	(146)	(226)
Net commodity risk management liabilities	(205)	(199)	(404)
Other
Current	—	15	15
Long-term	—	4	4
Net other risk management liabilities	—	19	19
Total net risk management liabilities	(205)	(180)	(385)
Netting Arrangements
Information about the Company’s financial assets and liabilities that are subject to enforceable master netting arrangements or similar agreements is as follows:

As at Dec. 31, 2024	Gross amounts of recognized financial assets (liabilities)	Amounts set off	Net amounts included on the statement of financial position	Master netting arrangements(1)	Net amount
Current risk management assets	686	(421)	265	(18)	247
Long-term risk management assets	153	(59)	94	(1)	93
Current risk management liabilities	(662)	421	(241)	18	(223)
Long-term risk management liabilities	(128)	59	(69)	1	(68)
Trade and other receivables(2)	1,519	(1,273)	246	(7)	239
Accounts payable and accrued liabilities(2)	(1,470)	1,273	(197)	7	(190)

As at Dec. 31, 2023	Gross amounts of recognized financial assets (liabilities)	Amounts set off	Net amounts included on the statement of financial position	Master netting arrangements(1)	Net amount
Current risk management assets	528	(355)	173	(7)	166
Long-term risk management assets	161	(91)	70	(2)	68
Current risk management liabilities	(504)	355	(149)	7	(142)
Long-term risk management liabilities	(145)	91	(54)	2	(52)
Trade and other receivables(2)	789	(646)	143	(11)	132
Accounts payable and accrued liabilities(2)	(760)	646	(114)	11	(103)
(1)Amounts not set off in the Consolidated Statements of Financial Position.
(2)The trade and other receivables and accounts payable and accrued liabilities include amounts related to collateral provided and held. Refer to Note 15(F) below for further details.
C. Nature and Extent of Risks Arising from Financial Instruments
I. Market Risk
a. Commodity Price Risk Management
The Company has exposure to movements in certain commodity prices in both its electricity generation and proprietary trading businesses, including the market price of electricity and fuels used to produce electricity. Most of the Company’s electricity generation and related fuel supply contracts are considered to be contracts for delivery or receipt of a non-financial item in accordance with the Company’s expected own use requirements and are not considered to be financial instruments. As such, the discussion related to commodity price risk is limited to the Company’s proprietary trading business, VPPAs and other long-term contracts that are derivatives and commodity derivatives used in hedging relationships associated with the Company’s electricity generating activities.
To mitigate the risk of adverse commodity price changes, the Company uses three tools:
•A framework of risk controls;
•A predefined hedging plan, including fixed price financial power swaps and long-term physical power sale contracts to hedge commodity price for electricity generation; and
•A committee dedicated to overseeing the risk and compliance program in trading and ensuring the existence of appropriate controls, processes, systems and procedures to monitor adherence to the program.
The Company has executed commodity price hedges for its Centralia thermal facility, including a long-term physical power sale contract, and may, at times, execute hedges for its electricity price exposure in Alberta using fixed price financial swaps or other similar instruments. Both hedging strategies fall under the Company’s risk management strategy used to hedge commodity price risk.
Market risk exposures are measured using Value at Risk (VaR) supplemented by sensitivity analysis. There has been no change to the Company’s exposure to market risks or the manner in which these risks are managed or measured. Position sizes and trade strategies were adjusted to remain within the Company's risk framework.
i. Commodity Price Risk Management – Proprietary Trading
The Company’s Energy Marketing segment conducts proprietary trading activities and uses a variety of instruments to manage risk, earn trading revenue and gain market information.
In compliance with the Company's Commodity Exposure Management Policy, proprietary trading activities are subject to limits and controls, including VaR limits. The Board approves the limit for total VaR from proprietary trading activities. VaR is the most commonly used metric employed to track and manage the market risk associated with trading positions.
A VaR measure gives, for a specific confidence level, an estimated maximum pre-tax loss that could be incurred over a specified period of time. VaR is used to determine the potential change in value of the Company’s proprietary trading portfolio, over a three-day period within a 95 per cent confidence level, resulting from normal market fluctuations. VaR is estimated using the historical variance/covariance approach. This measure has inherent limitations. VaR relies on historical data, assuming that past price movements will reflect future market risks. Consequently, it may only be meaningful under normal market conditions and does not account for extreme market events. In addition, the use of a three-day measurement period implies that positions can be unwound or hedged within three days, although this may not be possible if the market becomes illiquid.
Changes in market prices associated with proprietary trading activities affect net earnings in the period that the price changes occur. VaR at Dec. 31, 2024, associated with the Company’s proprietary trading activities was $3 million (2023 — $4 million, 2022 — $4 million).
ii. Commodity Price Risk – Generation
The generation segments utilize various commodity contracts to manage the commodity price risk associated with electricity generation, fuel purchases, emissions and byproducts, as considered appropriate. A Commodity Exposure Management Policy is prepared and approved annually, which outlines the intended hedging strategies associated with the Company’s generation assets and related commodity price risks. Controls also include restrictions on authorized instruments, management reviews on individual portfolios and approval of asset transactions that could add potential volatility to the Company’s reported net earnings.
VaR at Dec. 31, 2024, associated with the Company’s commodity derivative instruments used in generation hedging activities was $8 million (2023 — $23 million, 2022 — $97 million). For positions and economic hedges that do not meet hedge accounting requirements or for short-term optimization transactions such as buybacks entered into to offset existing hedge positions, these transactions are marked to the market value with changes in market prices associated with these transactions affecting net earnings in the period in which the price change occurs. VaR at Dec. 31, 2024, associated with these transactions was $13 million (2023 — $16 million, 2022 — $45 million).
For the market risk related to long-term power sale and long-term wind energy sales contracts, refer to the Level III measurements table and the related unobservable inputs and sensitivities in Note 14(B)(II).
iii. Commodity Price Risk Management – Hedges
At Dec. 31, 2024, the Company had no outstanding commodity derivative instruments designated as hedging instruments, except for the long-term power sale - U.S. contract.
iv. Commodity Price Risk Management – Non-Hedges
The Company’s outstanding commodity derivative instruments not designated as hedging instruments are as follows:

As at Dec. 31	2024		2023
Type (thousands)	Notional amount sold	Notional amount purchased	Notional amount sold	Notional amount purchased
Electricity (MWh)	47,593	8,416	54,043	12,628
Natural gas (GJ)	2,122	79,194	50,949	209,348
Transmission (MWh)	—	292	—	856
Emissions (MWh)	167	370	212	804
Emissions (tonnes)	1,850	150	4,450	5,125
Coal (tonnes)	—	1,728	—	5,172
b. Interest Rate Risk Management
Changes in interest rates can impact the Company’s borrowing costs and cost of capital. Changes in the cost of capital could affect the feasibility of new growth initiatives. Interest rate risk also arises as the fair value of future cash flows from a financial instrument fluctuates due to changes in market interest rates.
The Company's syndicated credit facility, Term Facility, Heartland Term Facility and the Poplar Creek non-recourse bond are subject to floating interest rates, which represent 23 per cent of the Company’s total long-term debt as at Dec. 31, 2024 (2023 — 14 per cent). Interest rate risk is managed with the use of derivatives.
In 2024, the Company had interest rate swap agreements in place with a notional amount of $190 million, which are not designated as hedges, whereby the Company receives a variable rate of interest equal to the three-month CORRA rate plus a 0.321 per cent premium, and pays interest at a fixed rate equal to a weighted average of 1.64 per cent on the notional amount.
The term and credit facilities with $545 million outstanding (2023 — $400 million) reference Canadian Overnight Repo Rate Average (CORRA) for Canadian-dollar drawings, which replaced the Canadian Dollar Offered Rate (CDOR) on July 1, 2024 as part of Interbank Offered Rate reform. The Poplar Creek non-recourse bond with a face value as at Dec. 31, 2024 of $76 million (2023 — $86 million) pays interest based upon the three-month CORRA.
c. Currency Rate Risk
The Company has exposure to various currencies, such as the U.S. dollar and the Australian dollar, as a result of investments and operations in foreign jurisdictions, the net earnings from those operations and the acquisition of equipment and services from foreign suppliers.
The Company may enter into the following hedging strategies to mitigate currency rate risk, including:
•Foreign exchange forward contracts to mitigate adverse changes in foreign exchange rates on project-related expenditures and distributions received in foreign currencies;
•Foreign exchange forward contracts and cross-currency swaps to manage foreign exchange exposure on foreign-denominated debt not designated as a net investment hedge; and
•Designating foreign currency debt as a hedge of the net investment in foreign operations to mitigate the risk due to fluctuating exchange rates related to certain foreign subsidiaries.
The Company's target is to hedge a minimum of 60 per cent of our forecasted foreign operating cash flows over a four-year period. The U.S. exposure is managed with a combination of interest expense on our U.S. dollar denominated debt and forward foreign exchange contracts and the Australian exposure is managed with a combination of interest expense on Australian-dollar denominated debt and forward foreign exchange contracts.
i. Net Investment Hedges
When designating foreign currency debt as a hedge of the Company’s net investment in foreign subsidiaries, the Company has determined that the hedge is effective if the foreign currency of the net investment is the same as the currency of the hedge and therefore an economic relationship is present.
The Company’s hedges of its net investment in foreign operations were comprised of U.S.-dollar-denominated long-term debt with a face value of US$300 million (2023 — US$370 million).
ii. Non-Hedges
The Company also uses foreign currency contracts to manage its expected foreign operating cash flows and foreign exchange forward contracts to manage foreign exchange exposure on foreign-denominated debt not designated as a net investment hedge. Hedge accounting is not applied to these foreign currency contracts.

As at Dec. 31	2024			2023
Notional amount sold	Notional amount purchased	Fair value (liability) asset	Maturity	Notional amount sold	Notional amount purchased	Fair value (liability) asset	Maturity
Foreign exchange forward contracts – foreign-denominated receipts/expenditures
AUD14	CAD10	(1)	2025-2028	AUD125	CAD113	(1)	2024-2027
USD419	CAD585	(13)	2025-2028	USD828	CAD1,113	19	2024-2027
USD101	AUD153	(9)	2025	USD100	AUD152	5	2024

Foreign exchange forward contracts – foreign-denominated debt
CAD192	USD140	8	2025	CAD190	USD140	(4)	2024
iii. Impacts of Currency Rate Risk
The possible effect on net earnings and OCI, due to changes in foreign exchange rates associated with financial instruments denominated in currencies other than the Company’s functional currency, is outlined below. The sensitivity analysis has been prepared using management’s assessment that an average three cents
(2023 — three cents, 2022 — three cents) increase or decrease in these currencies relative to the Canadian dollar is a reasonable potential change over the next quarter.

Year ended Dec. 31	2024		2023		2022
Currency	Net earnings decrease(1)	OCI gain(1)(2)	Net earnings decrease(1)	OCI gain(1)(2)	Net earnings decrease(1)	OCI gain(1)(2)
USD	(17)	—	(11)	—	(12)	—
AUD	(3)	—	(3)	—	(2)	—
Total	(20)	—	(14)	—	(14)	—
(1)These calculations assume an increase in the value of these currencies relative to the Canadian dollar. A decrease would have the opposite effect.
(2)The foreign exchange impact related to financial instruments designated as hedging instruments in net investment hedges has been excluded.
II. Credit Risk
Credit risk is the risk that customers or counterparties will cause a financial loss for the Company by failing to discharge their obligations and the risk to the Company associated with changes in creditworthiness of entities with which commercial exposures exist. The Company actively manages its exposure to credit risk by assessing the ability of counterparties to fulfil their obligations under the related contracts before entering into such contracts. The Company makes detailed assessments of the credit quality of all counterparties and, where appropriate, obtains corporate guarantees, cash collateral, third-party credit insurance and/or letters of credit to support the ultimate collection of these receivables. For commodity trading and origination, the Company sets strict credit limits for each counterparty and monitors exposures on a daily basis. TransAlta uses standard agreements that allow for the netting of exposures and often include margining provisions. If credit limits are exceeded, TransAlta will request collateral from the counterparty or halt trading activities with the counterparty.
The Company uses external credit ratings, as well as internal ratings in circumstances where external ratings are not available, to establish credit limits for customers and counterparties. The following table outlines the Company’s maximum exposure to credit risk without taking into account collateral held, including the distribution of credit ratings, as at Dec. 31, 2024:

	Investment grade (per cent)	Non-investment grade (per cent)	Total (per cent)	Total amount
Trade and other receivables(1)	87	13	100	767
Long-term finance lease receivable	100	—	100	305
Risk management assets(1)	58	42	100	411
Loans receivable(2)	—	100	100	25
Total				1,508
(1)Letters of credit and cash and cash equivalents are the primary types of collateral held as security related to these amounts.
(2)Includes $25 million loans receivable included within other assets with counterparties that have no external credit rating.
An impairment analysis is performed at each reporting date using a provision matrix to measure expected credit losses. The provision rates are based on segment historical rates of default of trade receivables as well as incorporating forward-looking credit ratings and forecasted default rates. In addition to the calculation of expected credit losses, TransAlta monitors key forward-looking information as potential indicators that historical bad debt percentages, forward-looking S&P credit ratings and forecasted default rates would no longer be representative of future expected credit losses. The calculation reflects the probability-weighted outcome, the time value of money and reasonable and supportable information that is available at the reporting date about past events, current conditions and forecasts of future economic conditions.
TransAlta evaluates the concentration of risk with respect to trade receivables as low, as its customers are located in several jurisdictions and industries. The Company did not have material expected credit losses as at Dec. 31, 2024.
The Company’s maximum exposure to credit risk at Dec. 31, 2024, without taking into account collateral held or right of set-off, is represented by the current carrying amounts of receivables and risk management assets as per the Consolidated Statements of Financial Position. Letters of credit and cash are the primary types of collateral held as security related to these amounts. The maximum credit exposure to any one customer for commodity trading operations and hedging, including the fair value of open trading, net of any collateral held, at Dec. 31, 2024, was $77 million (Dec. 31, 2023 – $23 million).

III. Liquidity Risk
Liquidity risk relates to the Company’s ability to access capital to be used for capital projects, debt refinancing, proprietary trading activities, commodity hedging and general corporate purposes. As at Dec. 31, 2024, TransAlta maintains an investment grade rating from one credit rating agency and one notch below investment grade ratings from two credit rating agencies. Between 2025 and 2027, the Company has $400 million of debt maturing, and an additional $666 million of scheduled non-recourse debt and tax equity principal payments.
Collateral is posted based on negotiated terms with counterparties, which can include the Company’s senior unsecured credit rating as determined by certain major credit rating agencies. Some of the Company’s derivative instruments contain financial assurance provisions that require collateral to be posted only if a material adverse credit-related event occurs.
TransAlta manages liquidity risk by monitoring liquidity on trading positions; preparing and revising longer-term financing plans to reflect changes in business plans and the market availability of capital; reporting liquidity risk exposure for proprietary trading activities on a regular basis to the Risk Management Committee, senior management and the Audit, Finance and Risk Committee (on behalf of the Board); and maintaining sufficient undrawn committed credit lines to support potential liquidity requirements. The Company does not use derivatives or hedge accounting to manage liquidity risk. A maturity analysis of the Company's financial liabilities is as follows:

	2025	2026	2027	2028	2029	2030 and thereafter	Total
Bank overdraft	1	—	—	—	—	—	1
Accounts payable, accrued liabilities and other current liabilities	756	—	—	—	—	—	756
Long-term debt(1)
Credit facilities(1)	400	—	—	145	—	—	545
Debentures	—	—	—	—	110	141	251
Senior notes	—	—	—	—	575	431	1,006
Non-recourse – Hydro	—	—	—	—	—	39	39
Non-recourse – Wind & Solar	69	68	69	74	42	248	570
Non-recourse and other – Gas	58	61	65	66	74	628	952
Non-recourse Heartland term facility	24	24	176	—	—	—	224
Tax equity financing	15	16	21	24	23	6	105
Exchangeable securities(2)	—	—	—	—	—	750	750
Commodity risk management (assets) liabilities(3)	(55)	14	13	12	6	177	167
Other risk management (assets) liabilities	11	(1)	—	(1)	(1)	(4)	4
Lease liabilities	4	5	5	5	5	127	151
Interest on long-term debt and lease liabilities(4)	205	178	169	151	136	649	1,488
Interest on exchangeable securities(2)(4)	53	53	53	52	12	—	223
Dividends payable	49	—	—	—	—	—	49
Total	1,590	418	571	528	982	3,192	7,281
(1)Excludes impact of hedge accounting and derivatives.
(2)The exchangeable debentures are due May 1, 2039 and the exchangeable preferred shares are perpetual. However, a cash payment could occur after Dec. 31, 2028, at the Company's option, if the exchangeable securities are not exchanged by Brookfield Renewable Partners or its affiliates (collectively Brookfield). At Brookfield's option, the exchangeable securities are currently exchangeable into an equity ownership interest in TransAlta’s Alberta Hydro Assets. (Note 26).
(3)Negative amount represents a receivable position or cash inflow.
(4)Not recognized as a financial liability on the Consolidated Statements of Financial Position and excludes the impact of interest rate swaps.
IV. Equity Price Risk
Total Return Swaps
The Company has certain compensation, deferred and restricted share unit programs, the values of which depend on the common share price of the Company. The Company has fixed a portion of the settlement cost of these programs by entering into a total return swap for which hedge accounting has not been applied. The total return swap is cash settled every quarter based upon the difference between the fixed price and the market price of the Company’s common shares at the end of each quarter.
D. Hedging Instruments – Uncertainty of Future Cash Flows
The following table outlines the terms and conditions of derivative hedging instruments and how they affect the amount, timing and uncertainty of future cash flows:

	Maturity
	2025	2026	2027	2028	2029	2030
Cash flow hedges
Commodity derivative instruments
Electricity
Notional amount (thousands of MWh)	2,628	—	—	—	—	—
Average price ($ per MWh)	86.25	—	—	—	—	—
E. Effects of Hedge Accounting on Financial Position and Performance
I. Effect of Hedges
The impact of the hedging instruments on the statement of financial position is as follows:

As at Dec. 31, 2024	Notional amount	Carrying amount	Line item in the statement of financial position	Change in fair value used for measuring ineffectiveness
Commodity price risk
Cash flow hedges
Physical power sales(1)	2,628	45	Risk management assets	114
Foreign currency risk
Net investment hedges
Foreign-denominated debt	USD300	CAD431	Credit facilities, long-term debt and lease liabilities	—
(1)In thousands of MWh.

As at Dec. 31, 2023	Notional amount	Carrying amount	Line item in the statement of financial position	Change in fair value used for measuring ineffectiveness
Commodity price risk
Cash flow hedges
Physical power sales(1)	5,966	(205)	Risk management liabilities	(114)
Foreign currency risk
Net investment hedges
Foreign-denominated debt	USD370	CAD489	Credit facilities, long-term debt and lease liabilities	—
(1)In thousands of MWh.
The impact of the hedged items on the statement of financial position is as follows:

As at Dec. 31	2024		2023
	Change in fair value used for measuring ineffectiveness	Cash flow hedge reserve(1)	Change in fair value used for measuring ineffectiveness	Cash flow hedge reserve(1)
Commodity price risk
Cash flow hedges
Power forecast sales – Centralia	114	65	(114)	(129)

	Change in fair value used for measuring ineffectiveness	Foreign currency translation reserve(1)	Change in fair value used for measuring ineffectiveness	Foreign currency translation reserve(1)
Foreign currency risk
Net investment hedges
Net investment in foreign subsidiaries	—	(34)	—	(36)
(1)Net of tax. Included in AOCI.
The hedging gain or loss recognized in OCI before tax is equal to the change in fair value used for measuring effectiveness for the net investment hedge. Ineffectiveness of $4 million in after-tax losses was reclassified from OCI to net earnings during the year ended Dec. 31, 2024.
The impact of designated cash flow hedges on OCI and net earnings is:

Year ended Dec. 31, 2024
		Effective portion		Ineffective portion
Derivatives in cash flow hedging relationships	Pre-tax gain recognized in OCI	Location of gain reclassified from OCI	Pre-tax (gain) loss reclassified from OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss recognized in earnings
Commodity contracts	270	Revenue	(15)	Revenue	—
Forward starting interest rate swaps	—	Interest expense	(8)	Interest expense	—
OCI impact	270	OCI impact	(23)	Net earnings impact	—
Over the next 12 months, the Company estimates that approximately $28 million of after-tax losses will be reclassified from AOCI to net earnings. These estimates assume constant natural gas and power prices, interest rates and exchange rates over time; however, the actual amounts that will be reclassified may vary based on changes in these factors.

Year ended Dec. 31, 2023
		Effective portion		Ineffective portion
Derivatives in cash flow hedging relationships	Pre-tax gain (loss) recognized in OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss reclassified from OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss recognized in earnings
Commodity contracts	51	Revenue	83	Revenue	—
Forward starting interest rate swaps	—	Interest expense	(8)	Interest expense	—
OCI impact	51	OCI impact	75	Net earnings impact	—

Year ended Dec. 31, 2022
		Effective portion		Ineffective portion
Derivatives in cash flow hedging relationships	Pre-tax gain (loss) recognized in OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss reclassified from OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss recognized in earnings
Commodity contracts	(747)	Revenue	124	Revenue	—
Forward starting interest rate swaps	53	Interest expense	2	Interest expense	—
OCI impact	(694)	OCI impact	126	Net earnings impact	—
II. Effect of Non-Hedges
For the year ended Dec. 31, 2024, the Company recognized a net unrealized loss of $7 million (2023 — loss of $44 million, 2022 — loss of $384 million) related to commodity derivatives.
For the year ended Dec. 31, 2024, a loss of $63 million (2023 — gain of $11 million, 2022 — gain of $20 million) related to foreign exchange and other derivatives was recognized, which consists of net unrealized losses of $36 million (2023 — gain of $27 million, 2022 — loss of $11 million) and net realized losses of $27 million (2023 — loss of $16 million, 2022 — gains of $31 million), respectively.
F. Collateral
I. Financial Assets Provided as Collateral
At Dec. 31, 2024, the Company provided $124 million (Dec. 31, 2023 — $145 million) in cash and cash equivalents as collateral to regulated clearing agents as security for commodity trading activities. These funds are held in segregated accounts by the clearing agents. Collateral provided is included within trade and other receivables in the Consolidated Statements of Financial Position. At Dec. 31, 2024, the Company provided $21 million (Dec. 31, 2023 — $19 million) in surety bonds as security for commodity trading activities.
II. Financial Assets Held as Collateral
At Dec. 31, 2024, the Company held $9 million (Dec. 31, 2023 — $9 million) in cash collateral associated with counterparty obligations. Under the terms of the contracts, the Company may be obligated to pay interest on the outstanding balances and to return the principal when the counterparties have met their contractual obligations or when the amount of the obligation declines as a result of changes in market value. Interest payable to the counterparties on the collateral received is calculated in accordance with each contract. Collateral held is related to physical and financial derivative transactions in a net asset position and is included in accounts payable and accrued liabilities in the Consolidated Statements of Financial Position.
III. Contingent Features in Derivative Instruments
Collateral is posted in the normal course of business based on the Company’s senior unsecured credit rating as determined by certain major credit rating agencies. Certain of the Company’s derivative instruments contain financial assurance provisions that require collateral to be posted only if a material adverse credit-related event occurs.
At Dec. 31, 2024, the Company had posted collateral of $424 million (Dec. 31, 2023 — $392 million) in the form of letters of credit on physical and financial derivative transactions in a net liability position. Certain derivative agreements contain credit-risk-contingent features, which if triggered could result in the Company having to post an additional $128 million (Dec. 31, 2023 — $154 million) of collateral to its counterparties.